SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® CORE FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Core Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees of the Trust but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on June 3, 2010 of a new sub-adviser under a sub-advisory agreement (the Agreement) between Strategic Advisers and T. Rowe Price Associates, Inc. (T. Rowe Price) on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint the sub-adviser for the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about August 16, 2010 to shareholders of record as of July 27, 2010. This Information Statement is intended to inform you that a new sub-adviser has been appointed for your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. In order to use the "manager of managers" authority discussed above, the Trust and Strategic Advisers requested and received the SEC Order. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trust's Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including the Trustees who are not "interested persons" of the Trust or of Strategic Advisers under the 1940 Act (the Independent Trustees), appointed T. Rowe Price as an additional sub-adviser for the Fund and approved the Agreement with T. Rowe Price on June 3, 2010. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of T. Rowe Price under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated December 3, 2009.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities for maintaining the Fund's organization; supervising relations with, and monitoring the performance of, sub-advisers, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; preparing all general shareholder communications including shareholder reports; conducting shareholder relations; maintaining the Fund's existence and records; maintaining the registration and qualification of the Fund's shares under federal and state law; investigating and developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical analysis, and investment activities.

The Fund pays an all-inclusive management fee to Strategic Advisers and Strategic Advisers undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of Strategic Advisers; (iii) brokerage fees and commissions; (iv) redemption fees and other shareholder charges associated with investments in other mutual funds; (v) interest expenses with respect to borrowings by the Fund; (vi) prime brokerage fees and expenses, including margin interest and payments in lieu of dividends associated with short sale transactions; and (vii) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for exchanges, redemptions, sub-accounting or other services, shall not be payable by Strategic Advisers, but may be received and retained by Strategic Advisers or its affiliates.

The Fund pays a management fee to Strategic Advisers that is paid to Strategic Advisers every month. The management fee is calculated by adding the annual management fee rate of 0.25% of the average daily net assets of the Fund throughout the month plus the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets (the Management Fee). Because the Fund's management fee may fluctuate, the Fund's management fee may be higher or lower in the future. The Fund's maximum aggregate annual management fee will not exceed 1.00% of the Fund's average daily net assets. The addition of T. Rowe Price as a sub-adviser will not result in a change to the maximum aggregate annual Management Fee payable by shareholders.

Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through May 31, 2013.

In addition to T. Rowe Price, First Eagle Investment Management, LLC (First Eagle), Lazard Asset Management LLC (Lazard), and Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, serve as sub-advisers to the Fund. As of the date of this Information Statement, Pyramis has not been allocated a portion of the Fund's assets.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the most recent fiscal year-ended May 31, 2010 for the Fund. These numbers do not represent a full year of management fees because the Fund commenced operations on December 30, 2009.

Management Fees Paid to Strategic Advisers	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the Fund (annualized)	Sub-Advisory Fees Paid by Strategic Advisers to Sub-Advisers	Sub-Advisory Fees Paid by Strategic Advisers to Sub-Advisers as a % of Average Net Assets of the Fund (annualized)
$ 4,101,605	0.4251%	$ 1,714,726	0.1778%

SUMMARY OF AGREEMENT WITH T. ROWE PRICE

The following is a summary of the Agreement with T. Rowe Price and is qualified in its entirety by reference to the form of Agreement attached hereto as Exhibit A.

On June 3, 2010, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with T. Rowe Price on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with T. Rowe Price dated June 3, 2010. Pursuant to the Agreement, T. Rowe Price has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, T. Rowe Price provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. T. Rowe Price will, subject to timely receipt of all necessary proxy voting materials, vote the Fund's proxies in accordance with T. Rowe Price's proxy voting policies as approved by the Board. Strategic Advisers has granted T. Rowe Price authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays T. Rowe Price a monthly asset-based fee out of its Management Fee.

The Agreement with T. Rowe Price may be terminated on sixty days' written notice to T. Rowe Price: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with T. Rowe Price is terminable by T. Rowe Price upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with T. Rowe Price will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

A copy of the Agreement with T. Rowe Price is provided as Exhibit A. Strategic Advisers pays all of T. Rowe Price's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT T. ROWE PRICE

In 1937, Thomas Rowe Price, Jr. founded the investment advisory firm T. Rowe Price Associates, Inc. in Baltimore, Maryland. In founding his firm, Price was guided by the following principle: what is good for the client is also good for the firm. This belief continues to serve as the foundation of the company's philosophy to this day. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202. As of March 31, 2010, T. Rowe Price had assets under management of approximately $419 billion.

T. Rowe Price Group, Inc., an independent, publicly-traded (NASDAQ: TROW) financial services holding company, owns 100% of the stock of T. Rowe Price and all of its subsidiaries. T. Rowe Price Group, Inc. is located at 100 East Pratt Street, Baltimore, MD 21202.

Investment Process

The U.S. Structured Research Strategy is an actively managed, fundamental research-based form of enhanced indexing that is distinct from quantitative enhanced indexing strategies, which rely on computer-generated models. The strategy is style-neutral relative to the S&P 500 Index and typically is considered a large-cap core portfolio.

Portfolio Managers

Anna Dopkin, Portfolio Manager

Anna Dopkin is chairman of the investment advisory committee for T. Rowe Price's portion of the Fund's assets. The committee chairman has day-to-day responsibility for managing the portfolio and works with an oversight team in developing and executing the investment program for T. Rowe Price's portion of the Fund's assets.

Ms. Dopkin is a Vice President of T. Rowe Price, the director of Equity Research-North America, and a member of the Equity Steering Committee. Ms. Dopkin is the lead portfolio manager on the Structured Research Strategy team, and chairman of T. Rowe Price Capital Opportunity Fund's Investment Advisory Committee. Previously, she managed the T. Rowe Price Financial Services Fund as well as T. Rowe Price Growth & Income Fund. Prior to joining T. Rowe Price as an Equity Research Analyst in 1996, Ms. Dopkin worked at Goldman Sachs for 7 years in the Mortgage Securities Department in New York and London.

The oversight team at T. Rowe Price is responsible for ensuring adherence to portfolio constraints and risk controls along with managing the investment of cash flows.

Ann Holcomb, Portfolio Manager

Ann Holcomb is a member of the oversight team for T. Rowe Price's portion of the Fund's assets. Ms Holcomb is a Vice President of T. Rowe Price, and a portfolio manager and quantitative analyst in the Quantitative Equity Group. Ms. Holcomb is a Vice President and Investment Advisory Committee member of T. Rowe Price Capital Opportunity Fund. Ms. Holcomb joined the firm in 1996; prior to her current position, she was an investment data analyst and database programmer in the Quantitative Equity Group.

Jennifer O'Hara Martin, Portfolio Manager

Jennifer O'Hara Martin is also an oversight team member for T. Rowe Price's portion of the Fund's assets. Ms O'Hara Martin is a Vice President of T. Rowe Price, and a portfolio specialist in the U.S. Equity Division. She is an Investment Advisory Committee member of T. Rowe Price Capital Opportunity Fund. Prior to joining T. Rowe Price as a Research Analyst in 2005, Ms. O'Hara Martin was a research analyst at Northern Trust and an investment banking analyst at Merrill Lynch.

Directors and Officers

The following are directors and/or executive officers of T. Rowe Price. The address of each is 100 East Pratt Street, Baltimore, MD 21202.

DIRECTORS AND OFFICERS
Name	Position
Edward C. Bernard	Director, Vice President
John R. Gilner	Chief Compliance Officer, Vice President
James A.C. Kennedy	Director, President
Kenneth V. Moreland	Chief Financial Officer
Brian C. Rogers	Chief Investment Officer, Director, Vice President
William J. Stromberg	Director, Vice President
CONTROL PERSONS
Name	Relationship
T. Rowe Price Group, Inc.	Owns 100% of T. Rowe Price

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH T. ROWE PRICE

At a meeting of the Trustees held June 3, 2010, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Agreement with T. Rowe Price. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreement with T. Rowe Price. In considering the Agreement with T. Rowe Price, the Trustees reviewed a variety of materials relating to the Fund and T. Rowe Price, including information regarding the nature, extent and quality of services to be provided by T. Rowe Price under the Agreement. The Trustees, including the Independent Trustees, considered the best interests of the Fund and its shareholders and took into account all matters they deemed relevant.

The Trustees had been provided by Strategic Advisers with materials specifically relating to the Agreement with T. Rowe Price and were given the opportunity to ask questions and request further information in connection with such consideration. The materials provided included the proposed form of Agreement, as well as information on the fees proposed to be paid by Strategic Advisers to T. Rowe Price. The Trustees also took into account performance information regarding T. Rowe Price and information about the qualifications and experience of T. Rowe Price's personnel. In addition, the Board of Trustees considered the financial condition of T. Rowe Price and noted that, as of December 31, 2009, T. Rowe Price managed approximately $391.3 billion in assets. In considering the Agreement with T. Rowe Price, the Board of Trustees also reviewed and approved T. Rowe Price's compliance policies, including its code of ethics relating to personal securities transactions and its proxy voting guidelines.

The Trustees considered the investment philosophy, strategies and techniques intended to be used by T. Rowe Price in managing its portion of Fund assets. Among other things, the Trustees considered biographical information on portfolio management and other professional staff, information about T. Rowe Price's organizational and management structure, and information about T. Rowe Price's brokerage policies and practices.

In considering the reasonableness of the sub-advisory fee payable to T. Rowe Price by Strategic Advisers, the Trustees reviewed information comparing the Fund's management fee to fees charged by other funds in the Fund's mapped group and to the fees paid to the Fund's current sub-advisers. The Trustees also noted that Strategic Advisers and T. Rowe Price had negotiated the Agreement and fee rates at arms' length and that T. Rowe Price is not affiliated with Strategic Advisers. The Trustees noted that the sub-advisory fee paid to T. Rowe Price will be paid by Strategic Advisers and that the maximum aggregate annual Management Fee paid to Strategic Advisers by the Fund will remain unchanged.

Conclusion. Based on its evaluation of all material factors, with no single factor being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including the Independent Trustees, with the advice of independent counsel, concluded that the approval of the Agreement on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees also determined that the Agreement does not involve a conflict of interest from which Strategic Advisers or Pyramis derive an inappropriate advantage. The Trustees, including a majority of the Independent Trustees, voted to approve the Agreement with T. Rowe Price on June 3, 2010.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

PORTFOLIO TRANSACTIONS

Strategic Advisers has granted investment management authority over an allocated portion of the Fund's assets to the sub-adviser. The sub-adviser is authorized to provide the services described in its sub-advisory agreement, and will do so in accordance with the policies described in this section.

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the sub-adviser pursuant to authority contained in its sub-advisory agreement. The sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which the sub-adviser or its affiliates have investment discretion. All additional orders for the purchase or sale of portfolio securities (normally, shares of the underlying funds) are placed on behalf of the Fund by Strategic Advisers, either itself or through its affiliates, pursuant to authority contained in the Fund's management contract. The Fund will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs if it invests directly in other types of securities, such as exchange traded funds. Strategic Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the Fund for any fixed-income security, the price paid by the Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the Fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the compensation paid by the Fund over representative periods of time to determine if it was reasonable in relation to the benefits to the Fund.

T. Rowe Price

All orders for the purchase or sale of portfolio securities for the portion of assets of the Fund managed by T. Rowe Price are placed on behalf of the Fund by T. Rowe Price pursuant to authority contained in the Agreement.

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of an allocated portion of the Fund's assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing the decisions for the sub-fund, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution.

How Broker-Dealers Are Selected

In purchasing and selling equity securities, T. Rowe Price seeks to obtain quality execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services. In selecting broker-dealers to execute the sub-fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As a general practice, transactions involving U.S. equity securities are executed in the primary market with market-makers, or through an ECN or Alternative Trading System. In selecting from among these options, T. Rowe Price generally seeks to select the broker-dealers or electronic venue it believes to be actively and effectively trading the security being purchased or sold. Executions of orders may be directed to an affiliated trading desk that is best situated to execute a particular order. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the U.S. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the OTC market if such market is deemed the primary market. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of mutual funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates paid by other institutional investors based on available public information.

Commissions Paid to Broker-Dealers for Research

T. Rowe Price receives a wide range of research services from broker-dealers. These services include information on the economy, industries, groups of securities, individual companies, statistics, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, performance analysis, credit analysis, risk measurement analysis, and analysis of corporate responsibility issues. Research services are received primarily in the form of written reports, e-mails, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may also be provided through meetings arranged with corporate management, industry spokespersons, economists, academicians, and government representatives. Some research may be incorporated into firm-wide systems or communications.

Certain broker-dealers that provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price. Proprietary research may also include research provided by an affiliate of the broker-dealer. With regard to the payment of brokerage commissions and receipt of proprietary research, T. Rowe Price has adopted brokerage allocation policies which embody the concepts of Section 28(e) of the 1934 Act which permits an investment adviser to cause its accounts or clients to pay a higher commission to a broker-dealer that furnishes research services than what might be charged by another broker-dealer that does not furnish research services (or that furnishes brokerage and research services deemed to be of lesser value). The adviser must determine in good faith that the commission is reasonable in relation to the value of the research services (and any brokerage services) provided. The determination may be viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. As a result, research may not necessarily benefit all accounts paying commissions to such broker-dealers.

T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services as described in Section 28(e).

Independent third-party research is an important component of the investment selection process and may be paid for directly by T. Rowe Price, obtained through commission sharing arrangements ("CSAs"), or acquired through "step-out" transactions. T. Rowe Price may obtain third-party research from broker-dealers or nonbroker-dealers by entering into CSAs. Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades for T. Rowe Price will be allocated to one or more research providers, as directed by T. Rowe Price as payment for research. The use of CSAs allows T. Rowe Price to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer (for equity transactions on behalf of the T. Rowe Price Funds and other client accounts), and then periodically direct the broker-dealer to pay third party research providers for research. All such uses of CSAs by T. Rowe Price are subject to applicable law and their best execution obligations.

Allocation of Brokerage Commissions

T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers that are able to meet the needs of the transaction. Each year, T. Rowe Price assesses the contributions of the equity brokerage and research services provided by broker-dealers and creates a ranking of broker-dealers in response to these assessments. Portfolio managers, research analysts, and the trading department each evaluate the brokerage, execution, and research services they receive from broker-dealers and make judgments as to the quality of such services. Actual business received by a particular firm may not directly reflect its ranking in the voting process. It may be less than the suggested target but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. Allocation of brokerage business is monitored on a periodic basis by the Equity and Fixed Income Brokerage and Trading Control Committees. In no event is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services. Discount or execution only brokers, as well as ECNs, are used where deemed appropriate.

Trade Allocation Policies

T. Rowe Price has developed written trade allocation guidelines for its trading desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to eliminate de minimis positions; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). With respect to any private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Miscellaneous

It is the policy of T. Rowe Price not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution. Clients should be aware, however, that the grouping of their orders with other clients' orders may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order will reflect the average price paid or received with respect to the total order.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 273,206,125 shares of the Fund issued and outstanding as of May 31, 2010.

As of May 31, 2010, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

Annual Report. For a free copy of the Fund's annual report for the fiscal year ended May 31, 2010, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT
AMONG
STRATEGIC ADVISERS, INC.,
T. ROWE PRICE ASSOCIATES, INC.
AND
FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this 3rd day of June, 2010, among Fidelity Rutland Square Trust II ("Trust"), a Delaware statutory trust, on behalf of Strategic Advisers Core Fund (the "Fund"), Strategic Advisers, Inc. ("Adviser"), a Massachusetts corporation, and T. Rowe Price Associates, Inc. ("Sub-Adviser"), a Maryland corporation.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated December 3, 2009, as may be amended from time to time ("Advisory Agreement");

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser's duties and obligations under the Advisory Agreement, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund's assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1. Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund's assets allocated, from time to time, by the Adviser to the Sub-Adviser (the "Portfolio"), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2. Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the "Board"), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the Securities and Exchange Commission ("SEC") on Form N-1A, as amended and supplemented from time to time (the "Registration Statement"), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser, such notice may be written or oral. Oral notice will be followed up with written notice as soon as practicable thereafter;

(b) invest and reinvest the assets of the by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c) arrange for the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d) employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund Joseph J. Kirby, Portfolio Manager;

(e) subject to the understanding set forth in Section 10(a)(1) of this Agreement and to timely receipt by the Sub-Adviser of all necessary proxy voting materials, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser's proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust's compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to the Fund's securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund and to the extent reasonably practicable for the Sub-Adviser, cooperate with and provide reasonable assistance to the Adviser and the Trust's other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Adviser acknowledges that to the extent that the Sub-Adviser has agreed to perform the services specified in this Section 2 in accordance with applicable law (including subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act and the Advisers Act) and in accordance with the Trust's Instrument and By-Laws, policies and determinations of the Trustees of the Trust, the Adviser, and the Fund's Registration Statement, the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Fund's books and records, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement based upon such books and records and such instructions provided by the Fund or the Adviser.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Code, with respect to the provisions enumerated in paragraph 2(i) below, (4) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (5) the Trust's Trust Instrument and By-Laws or other organizational documents of the Trust, as amended from time to time and provided to the Sub-Adviser by the Adviser and (6) any written instructions of the Adviser or the Board;

(i) manage the assets of the Portfolio in a manner that the Fund will comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund's portfolio;

(k) make available to the Board, the Adviser, the Trust's Chief Compliance Officer ("CCO") and the Trust's administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, quarterly tax compliance worksheets based on the Sub-Adviser's books and records with respect to the Portfolio, reports regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio, if performed, such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser's Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) has knowledge about an administrative proceeding or receives a formal notice of an enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, directly involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding directly relating to the Trust or the Adviser brought against the Sub-Adviser or any of its management persons (as defined in Rule 206(4)-4 under the Advisers Act). The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or the portfolio manager named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust's policies on disclosure of portfolio holdings;

(q) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund's Form N-CSRs and Form N-Qs;

(r) provide such assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks reasonable assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund for which market quotations are not readily available, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

Information about the directors, principal executive officers and control persons of Brandywine Global is set forth below. Unless otherwise noted, the address of each of them is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104. Legg Mason owns 100% of Brandywine Global.

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser's Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part II as updated from time to time.

Sub-Adviser further agrees that it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would, with respect to the Fund, be deemed an "investment adviser", as that term in defined in the 1940 Act, unless any agreement with such entity has been approved by (i) a majority of the Trust's Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

3. Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts and enter into trading agreements of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund's investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the Sub-Adviser's trade allocation policies and procedures that will be approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser's fiduciary obligations to the Fund and each of its other clients.

4. Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser shall make required filings on Form 13F in respect of its sub-advised portion of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser and will include information related to the Portfolio on the Sub-Adviser's Schedule 13G if required based on the Portfolio's ownership of a portfolio security. The Sub-Adviser will be the sole filer of Form 13F with respect to its sub-advised portion of the Portfolio holdings of the Fund. If the Portfolio holds a portfolio security for which a Schedule 13D or 13G is required based on the ownership level, the Sub-Adviser will include the Portfolio on its Schedule 13D or 13G. The Adviser shall determine that the Sub-Adviser's filing of Schedule 13D or 13G satisfies the Adviser's reporting obligations under the federal securities laws.

5. Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6. Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the "Adviser Indemnitees") in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser's failure to meet its standard of care and thereby causing the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M and, if applicable, section 817(h) of the Code and the regulations issued thereunder, according to the Sub-Adviser's books and records which shall be reconciled daily with the books and records of the Fund,, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, in each case, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser specifically for use therein, or (iv) the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this agreement or otherwise, for a breach of this Agreement by the Sub-Adviser. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a "Trustee" and, together, the "Trustees") or any individual Trustee or any officers.

(c) As used in this Section 6, the term "Sub-Adviser" shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8. Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney's fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a "manager-of-managers" exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel reasonably acceptable to both the Adviser and Sub-Adviser, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9. Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser's ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10. Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a "service provider" to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Trust's CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust's efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser's applicable compliance policies and procedures, it being understood that the Sub-Adviser's obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser's proxy voting polices and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Trust's CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser's compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports and certifications concerning the Sub-Adviser's compliance program and special reports in the event of material compliance matters;

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser's compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser's compliance personnel by, among other things, providing the Adviser and the Trust's CCO and other officers with a specified individual within the Sub-Adviser's organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Trust's CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm's opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SAS 70 Report prepared by the Sub-Adviser's independent auditors regarding the Sub-Adviser's internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

Steven M. Tonkovich, Managing Director & Portfolio Manager

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days' written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days' written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, subject to a confidentiality agreement, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12. Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund's disclosure documents, incorporated directly or by reference into the Registration statement. The Adviser shall furnish to the Sub-Adviser for approval shareholder communications, advertising, sales literature and similar communications prepared for distribution to shareholders of the Fund or the public, which make reference to or use the name of the Sub-Adviser or any of its affiliates, prior to the use thereof (which approval shall not be unreasonably withheld). Notwithstanding the foregoing, the Adviser shall be permitted to use any such materials if the Sub-Adviser does not reasonably object in writing within five (5) business days after receiving such materials. The Adviser will not use any logo related to the name of the Sub-Adviser or its affiliates unless the Adviser enters into a separate licensing agreement with the Sub-Adviser. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof are the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13. Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund, and any non-public information provided by the Discloser, either verbally or in writing, in connection with discussions, in-person or otherwise, related to any aspect of the Discloser's business, operations and personnel matters ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement. Recipient shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to prevent the Confidential Information from being disclosed to third persons.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the industry at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14. Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

15. Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Rutland Square Trust II
82 Devonshire Street
Boston, MA 02109
Attn.: Scott Goebel
If to the Adviser:	Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109
Attn.: Boyce I. Greer
With Copy to:	Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109
Attn.: Scott Goebel
If to the Sub-Adviser:	T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: David Oestreicher
With a copy to:	T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Fran Pollack-Matz

16. Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

(g) Adviser will, for the duration of this Agreement, not directly solicit any personnel of Sub-Adviser or its affiliated companies to leave the employ of Sub-Adviser or the affiliated company. After personnel of Sub-Adviser or an affiliate cease to be in the employ of Sub-Adviser or the affiliate, Adviser shall be free to directly or indirectly employ or retain such personnel in any capacity. Sub-Adviser will, for the duration of this Agreement, not directly solicit any personnel of Adviser or its affiliated companies to leave the employ of Adviser or the affiliated company. After personnel of Adviser or an affiliate cease to be in the employ of Adviser or the affiliate, Sub-Adviser shall be free to directly or indirectly employ or retain such personnel in any capacity.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

T. ROWE PRICE ASSOCIATES, INC.

By: /s/ Fran Pollack-Matz

Fran Pollack-Matz

Vice President

STRATEGIC ADVISERS, INC.

By: /s/ Boyce I. Greer

Boyce I. Greer

President

FIDELITY RUTLAND SQUARE TRUST II

By: /s/ Kenneth Robins

Kenneth Robins

Treasurer

Fidelity and Strategic Advisers are registered trademarks of FMR LLC.

1.XXXXXX.100 SAC-pis-0810